[LOGO]


THE KOREA FUND, INC.

Annual Report
June 30, 1999

A closed-end investment company seeking long-term appreciation of capital through investment in Korean securities.

[LOGO]  The Korea Fund, Inc.
================================================================================

Investment objective and policies

o    long-term capital appreciation through investment in Korean securities

Investment characteristics

o    investments in a broad spectrum of Korean industries

o    closed-end investment company

o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy

General Information
================================================================================

Executive Offices

   The Korea Fund, Inc.
   345 Park Avenue
   New York, NY 10154

For Fund Information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

For Account Information: 1-800-426-5523

   EquiServe
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.
     Subcustodian -- Citibank, N.A. - Seoul office

Legal Counsel

   Debevoise & Plimpton

Independent Accountants

   PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- KF


Contents
================================================================================

In Brief ............................................      3

Letter to Stockholders ..............................      3

Other Information ...................................      6

Investment Summary ..................................      8

Portfolio Summary ...................................      9

Investment Performance ..............................     10

Investment Portfolio ................................     12

Financial Statements ................................     21

Financial Highlights ................................     24

Notes to Financial Statements .......................     25

Report of Independent Accountants ...................     31

Tax Information .....................................     32

Dividend Reinvestment and
   Cash Purchase Plan ...............................     33

Officers and Directors ..............................     35

[LOGO] The Korea Fund, Inc.

In Brief
================================================================================

o A confluence of positive factors facilitated a powerful, broad-based rally in the Korean stock market in the first six months of 1999.

o We maintained a focus on the country's leading blue chip stocks, which tend to have the strongest fundamentals. Specifically, we focused on companies poised to benefit from restructuring and consolidation.

[LOGO]  Letter to Stockholders

Dear Stockholders:
--------------------------------------------------------------------------------

   Korean stocks staged an enormous rally in the first half of 1999, building on their gains of late last year. Falling interest rates, surging profit growth, and the ongoing process of corporate restructuring have combined to fuel tremendous interest in the stock market among retail investors. On the strength of these trends, the NAV of the Korea Fund rose 214.74% to 17.72 in the twelve months ended June 30, 1999. For the same period, the Fund's shares traded on the New York Stock Exchange rose 135.64% to close at 14 7/8 per share, representing a 16.06% discount to NAV. In the second quarter of 1999 alone, the Fund's NAV returned 63.02%, while its stock price returned 44.24%.

Market Environment

   Investor sentiment in Korea has improved dramatically during the past nine months. In our frequent visits to the country, we have noticed a completely different atmosphere than that which existed during the crisis period. Stores that were nearly empty before are now packed with people, as the average citizen has become increasingly convinced that the worst is over for Korea. Company managements are also offering a more upbeat outlook for the economy. The root of this shift has been the persistent drop in interest rates, which has had a ripple effect throughout the economy and has contributed to the stock market's rally on both a direct and an indirect level. First, it has prompted retail investors to pull money out of banks and fixed income instruments -- where returns have become less attractive -- and instead invest them in the stock market. In a development similar to what the United States has experienced in recent years, there has been a blossoming of the "equity culture" as the general public has developed a growing enthusiasm for stocks. The drop in interest rates has also boosted corporate profits by allowing Korean companies to reduce their burdensome debt levels in favor of equity financing. Finally, the market has been buoyed by the fact that virtually all measures of economic growth have turned positive: exports are up, domestic sales figures have risen, unemployment is declining, gross domestic product is expanding, and foreign direct investment is accelerating. With the economy expected to grow at a rate of 4.3% in 1999, according to the Korea Development Institute, it is apparent that Korea has engineered a remarkable recovery from its worst-ever recession.

   An equally critical development for stock market investors has been the accelerated pace of corporate restructuring. Many companies have yet to begin a true process of restructuring, but those that have provide an unique opportunity to investors. We choose to focus on those companies that have taken critical forward steps such as selling off non-core businesses, taking write-offs at non-saleable businesses, laying off portions of their workforce, and paying down debt. Unfortunately, most of the chaebols are still resisting the forces of change. While we view the intransigence of the chaebols as a

[LOGO] The Korea Fund, Inc.
Letter to Stockholders
================================================================================

potential risk, restructuring should continue to have a positive effect on corporate earnings in Korea.

Fund Strategy: Maintaining a Steady Course

   In managing the Korea Fund, we utilize a long-term strategy that is designed to provide market-beating returns in both up and down markets. We seek to achieve this objective by using intensive fundamental research to identify well-managed companies with strong balance sheets, lower- than-average debt ratios, and promising growth prospects. Consistent with this approach, the Fund tends to have a low portfolio turnover.

   We maintained a concentration in blue chips during the period, primarily because Korea's dominant, large-cap companies tend to have the strongest fundamentals. This strategy proved highly beneficial in a period when large-cap names such as SK Telecom, Pohang Iron and Steel, and Samsung Electronics produced excellent gains. We also found interesting opportunities in the banking sector, which offers a much more favorable tradeoff of risk and return than it did only a year ago, given the shrinking number of nonperforming loans and the decreasing number of bankruptcies among Korean corporations. We continued to add to our position in brokerage stocks, which benefited from the rising level of participation in the stock market and the concurrent growth of the mutual fund industry. In addition, we found attractive opportunities in stocks that are leveraged to rising domestic consumption, such as Samchully, a natural gas company, and Nhomg Shim, a food retailer.

   Samsung Securities is a recent success story for the Korea Fund, and a typical example of the type of company in which we seek to invest. In the December report, we mentioned that Samsung Securities was attractive due to its low valuation and significant market share in the mutual fund business. As a leading company in its industry, Samsung Securities was well positioned to benefit from the huge inflows into mutual funds during the last six months. The company's mutual fund sales were 18 trillion won in 1998, and it sold 26 trillion in just the first quarter of 1999. In addition, Samsung Securities' online trading business is expected to account for 20% of revenues in 1999, up from 10% in 1998. With sound financials and rapidly rising revenues, the stock has increased over 200% since we first added it to the portfolio.

   Another stock that we picked up at distressed levels was Kumho Chemicals, a smaller company that was plagued by high debt and poor industry pricing. We first bought Kumho when it became apparent to us that its restructuring initiatives would have a material effect on its bottom line. The company has indeed been able to turn itself around in a very short time, and the rapid rise in its stock price reflects its positive outlook. These two companies typify what we look for in our investment candidates: a leading market position, solid financials, and most important, outstanding value.

Year 2000 Issue

Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on or after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations, such as problems with calculating net asset value. The Manager has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be

[LOGO] The Korea Fund, Inc.
Letter to Stockholders
================================================================================

no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by the Fund or on global markets or economies generally. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect the fund's performance. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Soft Dollar Disclosure

   The Board of Directors of the Fund has approved a soft dollar policy that authorizes the Manager to enter into arrangements with certain brokers or dealers. Pursuant to the policy, the Manager may, when it can be done consistently with its policy of obtaining best execution, direct a portion of the Fund's brokerage transactions to such brokers or dealers in exchange for research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Research services obtained by the Manager may, in appropriate circumstances, be used for the benefit of other clients of the Manager as well as the Fund. As permitted by Section 28(e), the Manager is authorized, when placing transactions for the Fund, to pay a brokerage commission in excess of that which another broker or dealer might charge for executing the same transaction. Therefore, the Fund may pay higher brokerage rates than could be obtained if the Manager were not entering into soft dollar arrangements.

Outlook: A Stockpickers' Market Ahead

   We believe that the investment backdrop will remain favorable for the immediate future, due in large part to the support provided by lower interest rates. However, it is important to keep in mind that the recent gains in Korean stocks have been liquidity-driven; in other words, a case of an overwhelming demand for stocks in a market where supply is relatively limited. Virtually all stocks have risen this year, including those with questionable fundamentals. With stock prices now so high in the wake of the market's runup, superior stock selection will be crucial to investment performance in the remainder of 1999. It is likely that the market will soon begin to differentiate between the companies that have positioned themselves to benefit from Korea's economic recovery through restructuring, and those that have not. We feel that the well-managed blue chips will maintain their position of market leadership in this environment, since their rapidly improving fundamentals should continue to facilitate higher stock prices.

   In our view, the most significant risk to the markets is the possibility that investors will be looking for any excuse to take profits after the market's recent gains. At these levels, stocks are extremely vulnerable to negative surprises, which could arise from political developments, deteriorating relations with North Korea, problems with the intransigent chaebols, or possible earnings dilution through overly aggressive equity issuance. Still, we believe that at this stage the positives outweigh the negatives, and we are therefore optimistic on both the medium- and long-term outlook for Korea. In all market conditions, we feel that our stock selection capabilities will help the Korea Fund to remain competitive with both the benchmark and its peers.

Sincerely,

/s/Nicholas Bratt               /s/Juris Padegs

Nicholas Bratt                  Juris Padegs
President                       Chairman of the Board
                                and Director

[LOGO]  The Korea Fund, Inc.
Other Information
================================================================================

Investment Manager

   The investment manager of The Korea Fund, Inc. is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc., and Scudder New Europe Fund, Inc.

Korean Adviser

   Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Scudder Kemper Investments, Inc., the Fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

   Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to the Manager. The Daewoo staff makes specific investment recommendations, which are then evaluated by the Manager's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of the Manager's professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager John J. Lee has set Fund investment strategy and overseen its daily operation since 1991, the year he joined the Manager's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1984 when the Fund was launched and has over 27 years of experience in worldwide investing. Mr. Bratt, who has been with the Manager since 1976, is the Director of the Manager's Global Equity Group.

Dividend Reinvestment and Cash Purchase Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 33.

================================================================================

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas stockholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the Fund and other Scudder closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder Kemper Investments, Inc. banner.

[LOGO]  The Korea Fund, Inc.
Investment Summary as of June 30, 1999

========================================================================================================
Historical
Information
                                      Total Return (%)
               -------------------------------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)            Index (c)
               -------------------   --------------------   -------------------  -------------------
                           Average                Average               Average              Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual  Cumulative   Annual
               -------------------   --------------------   -------------------  -------------------
Current Quarter     44.24      --       63.02        --         51.22       --       42.65       --
One Year           135.64  135.64      214.74     214.74       251.62   251.62      196.43   196.43
Three Year         (25.48)  (9.34)       1.25       0.42       -25.36    -9.29        7.22     2.35
Five Year          (22.67)  (5.01)       8.60       1.66       -34.17    -8.02       -5.40    -1.10
Ten Year           (28.56)  (3.31)      59.82       4.80       -40.44    -5.05        3.32     0.33

------------------------------------------------------------------------------------------------------

Per Share Information and Returns (a)
Yearly Periods Ended June 30,

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                      1990    1991     1992   1993    1994    1995    1996    1997      1998   1990
                     --------------------------------------------------------------------------------------
Net Asset Value...   $14.45  $10.27  $10.75  $11.40  $18.66  $19.89  $18.52  $13.22   $ 5.63  $17.72
Income Dividends..   $  .08  $  --   $  .06  $  .04  $  .01  $  --   $  .06  $  --    $   --  $   --
Capital Gains
Distributions.....   $ 1.88  $ 2.20  $  .34  $  .20  $  --   $  .15  $  .36  $  .60   $   --  $   --
Total
Return (%)........    -9.52  -14.91    7.87    8.20   63.77   13.00   -5.09  -24.40   -57.41   214.74


(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b)  Korea Stock Price Index ("KOSPI") in U.S. Dollars.
(c)  Korea Stock Price Index ("KOSPI") in local terms.

     Past results are not necessarily indicative of future performance of the Fund.

[LOGO]    The Korea Fund, Inc.
Portfolio Summary as of June 30, 1999
================================================================================

Diversification

   Common Stocks               86%
   Convertible Bonds            6%
   Preferred Stocks             6%
   Corporate Bonds              1%
   Repurchase Agreements        1%
                              ----
                              100%
                              ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------
Sectors

Sector breakdown of the Fund's equity securities



    Communications            23%
    Financial                 23%
    Technology                17%
    Consumer Staples           7%
    Manufacturing              6%
    Metals & Minerals          6%
    Durables                   5%
    Utilities                  3%
    Energy                     2%
    Other                      8%
                             ----
                             100%
                             ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------

Ten Largest Equity Holdings
(68% of Portfolio)

1.   SK Telecom Co., Ltd. Mobile
     telecommunication services

2.   Samsung Fire & Marine Insurance
     Co. Insurance company

3.   Samsung Electronics Co., Ltd.
     Electronics manufacturer

4.   Pohang Iron & Steel Co., Ltd.
     Steel producer

5.   Samsung Electro-Mechanics Co.,
     Ltd. Electronics parts company

6.   Hyundai Motor Co., Ltd.
     Auto manufacturer

7.   Hankook Tire Manufacturing Co.,
     Ltd. Manufacturer of tires, batteries,
     and aluminum alloy wheels

8.   Samsung Display Devices Co.
     Manufacturer of CRT and picture
     tubes

9.   Korea Electric Power Co.
     Electricity supplier

10.  SK Corporation Oil refinery
     company

[LOGO]  The Korea Fund, Inc.
Investment Performance
--------------------------------------------------------------------------------

                       KOREA FUND INVESTMENT PERFORMANCE
          History (in terms of N.Y.S.E. Value) of a $10,000 Investment in Fund Shares vs. the S&P 500 Index*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA:

  WITH INCOME     WITH CAPITAL         CHANGE IN SHARE   S&P 500
  DISTRIBUTIONS   GAINS DISTRIBUTION   VALUE OF INITIAL  TOTAL RETURN
  REINVESTED      REINVESTED           INVESTMENT        ($127,606)
  -------------   ------------------   ---------------   ------------
   10942            10942                10942             10000
   11983            11983                11983              9972
   11875            11875                11875             10159
   11458            11458                11458             11095
   12292            12292                12292             11906
   11787            11250                11250             11422
   15393            14692                14692             13395
   20632            19692                19692             15286
   29440            27817                27817             16186
   32537            30709                30625             15054
   30103            28411                28333             15905
   56221            53061                52917             19304
   62087            58597                58438             20265
   67523            63039                62396             21689
   51016            47628                45938             16801
   73921            69011                66563             17755
   65476            61127                58958             18925
   59075            54750                50000             18993
   80516            74621                65625             19608
  108121           100205                88125             21000
   97003            89900                79063             22837
  133542           123540               105000             25283
  111177           102850                85938             25801
   73983            68442                57188             25017
   71557            66198                55313             26571
   44506            41173                30625             22930
   48402            44777                31250             24976
   56630            52389                36563             28611
   54694            50598                35313             28520
   57251            52736                36250             30052
   50380            46407                31563             32576
   47387            43650                29688             31761
   45392            41813                28438             32345
   49876            45787                30625             33368
   57001            52328                35000             35054
   52421            48123                32188             36585
   61073            56066                37500             36763
   59037            54197                36250             37711
   97766            89706                60000             38587
   78417            71951                48125             37122
   89619            82230                55000             37277
  107003            98181                65313             39097
   93227            85541                56875             39091
   87592            80371                53438             42897
   84754            73790                49063             46995
   96871            84340                55313             50730
   96850            84082                55000             53785
   92448            80261                52500             56670
   92999            80738                52813             59211
   83103            72148                45625             60998
   67735            58805                37188             66080
   65548            56829                35938             67903
   68716            59657                36875             79766
   55020            47766                29525             85740
   30561            26532                16400             88205
   37852            32862                20313            100511
   29408            25531                15781            103831
   28535            24773                15313            119191
   43093            37412                23125            127606
   48043            41710                25781
   69299            60163                37188

[LOGO]  The Korea Fund, Inc.
Investment Performance
--------------------------------------------------------------------------------

                  KOREA FUND INVESTMENT PERFORMANCE (Continued)
          History (in terms of Net Asset Value) of a $10,000 Investment in Fund Shares*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA:

 WITH INCOME        WITH CAPITAL          CHANGE IN NET ASSET
 DISTRIBUTIONS      GAINS DISTRIBUTIONS   VALUE OF INITIAL
 REINVESTED         REINVESTED            INVESTMENT
 -------------      -------------------   -------------------

  10000                 10000                10000
  10072                 10072                10072
  10269                 10269                10269
  10197                 10197                10197
  10305                 10305                10305
  10083                  9624                 9624
  12599                 12025                12025
  16796                 16030                16030
  21224                 20054                20054
  23020                 21726                21667
  23315                 22004                21944
  31873                 30082                30000
  31788                 30001                29919
  31515                 29422                29122
  33685                 31447                30332
  38620                 36055                34776
  41695                 38926                37545
  40580                 37609                34346
  52539                 48693                42823
  62236                 57679                50726
  55541                 51474                45269
  65403                 60505                51425
  64511                 59679                49866
  60372                 55851                46667
  50252                 46489                38844
  42973                 39754                29570
  46216                 42755                29839
  45050                 41676                29086
  42760                 39558                27608
  45385                 41806                28737
  45269                 41699                28360
  54323                 50039                34032
  46127                 42489                28898
  42992                 39467                26398
  46494                 42683                28548
  46844                 43004                28763
  49909                 45817                30645
  50128                 46018                30780
  72887                 66877                44731
  74814                 68646                45914
  81735                 74996                50161
  94468                 86679                57661
  90991                 83489                55511
  91123                 83610                55591
  92364                 80416                53468
 104044                 90585                59409
  94862                 82356                53871
  93916                 81535                53333
  87667                 76110                49785
  80692                 70054                44301
  66394                 57642                36452
  64093                 55644                35188
  66274                 57537                35565
  58810                 51057                31559
  22242                 19310                11935
  38071                 33052                20430
  28203                 24485                15134
  28554                 24789                15323
  48040                 41707                25780
  54452                 47274                29220
  88817                 77108                47661


The data set forth in these graphs should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices; nor should it be construed as a representation of the future performance of the Fund's net asset value.

  *  The Korea Fund, Inc. performance charts make the following key assumptions:
  1. The data have been adjusted to reflect a 200% stock dividend paid in October 1988.
  2. Investment income and capital gains reinvested at the greater of the following on the valuation date:
     (a) Net asset value per share or
     (b) 95% of the mean market price per share.
  3. No adjustments have been made for U.S. income taxes. Korean taxes are reflected.
  4. Initial $10,000 investment was made at initial public offering price and at initial net asset value price.

The Standard & Poor's 500 Stock Index is a widely followed, unmanaged index of 500 industrial, transportation, utility and financial companies widely regarded as representative of the equity market in general.

[LOGO]  The Korea Fund, Inc.
Investment Portfolio as of June 30, 1999

===============================================================================================================================
                                                                                              Principal        Market
                                                                                             Amount (d)       Value ($)
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.6%

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1999 at 4.8%
  to be repurchased at $5,388,718 on 7/1/1999, collateralized by a $5,122,000
  U.S. Treasury Note, 3.625%, 7/15/2002 (Cost $5,388,000) ..................... U.S.$        5,388,000           5,388,000
                                                                                                               -----------
-------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS 1.4%

Durables 0.3%

Woosung Tire Company, 9.5%, 5/27/2002 (b) .....................................              3,000,000,000       2,671,164

Utilities 1.1%

Korea Electric Power, 6.375%, 12/1/2003 ....................................... U.S.$           10,000,000       9,387,500
                                                                                                               -----------
Total Corporate Bonds (Cost $10,186,421) ......................................                                 12,058,664
                                                                                                               -----------
-------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds 5.9%

Consumer Staples 1.7%

Food & Beverage 1.6%
Halim & Co. Ltd., 3% with 58.62% bonus interest at maturity, 12/31/2001 (b) (e)              5,000,000,000       8,069,019
Halim & Co. Ltd., 5% with 42.27% bonus interest at maturity, 12/31/2001 (b) (e)              3,400,000,000       6,104,212
                                                                                                               -----------
                                                                                                                14,173,231
                                                                                                               -----------
Textiles 0.1%
Kolon Industries, Inc., 0.25%, 12/31/2004 .....................................  U.S.$           1,000,000         350,000
                                                                                                               -----------

Durables 0.5%

Tires

Hankook Tire Manufacturing Co. Ltd., Zero Coupon with 5.83% bonus interest at
  maturity,  12/31/2002 (b) (e) ...............................................              1,890,000,000       4,790,651
                                                                                                               -----------
Manufacturing 0.6%

Containers & Paper
Dae Young Packaging Co. #20, 5% with 41.567% bonus interest at
  maturity, 12/31/2000 (b) (e) ................................................              1,000,000,000       1,105,733
Hansol Paper Manufacturing Co. Ltd., 3% with 28.24% bonus interest at
  maturity, 12/31/1999 (b) (e) ................................................              4,000,000,000       4,307,539
                                                                                                               -----------
                                                                                                                 5,413,272
                                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio

===================================================================================================================================
                                                                                                    Principal          Market
                                                                                                    Amount (d)         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Technology 1.1%

Electronic Components / Distributors 0.6%
Hyundai Electronics Industries Co. #86, Zero Coupon with 35.54% bonus interest at
  maturity, 12/31/2000 (b) (e) ..................................................................   5,000,000,000       5,193,149
                                                                                                                      -----------
Semiconductors 0.2%
D.I. Corporation, 3% with 34.44% bonus interest at maturity, 12/31/2000 (b) (e) .................   1,604,800,000       1,673,408
                                                                                                                      -----------
Miscellaneous 0.3%
Kasan Electronics, 5% with 14% bonus interest at maturity, 12/31/2000 (b) (e) (h)* ..............   3,000,000,000       2,713,918
                                                                                                                      -----------

Transportation 0.4%

Marine Transportation
Hanjin Shipping Company, Zero Coupon with 35.25% bonus interest at
  maturity, 12/31/1999 (b) (e) ..................................................................   2,000,000,000       2,245,025
Hyundai Merchant & Marine Co., Zero Coupon with 34.13% bonus interest at
  maturity, 12/31/2000 (b) (e) ..................................................................   1,500,000,000       1,541,737
                                                                                                                      -----------
                                                                                                                        3,786,762
                                                                                                                      -----------

Utilities 1.6%

Electric Utilities
Korea Electric Power Co. #6, 5% with 9.5% bonus interest at maturity,
  12/31/2000 (b) (e) ............................................................................   9,951,000,000      14,509,280
                                                                                                                      -----------
Total Convertible Bonds (Cost $43,805,578) ......................................................                      52,603,671
                                                                                                                      -----------

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                     Shares
-----------------------------------------------------------------------------------------------------------------------------------

Preferred Stocks 5.9%

Consumer Discretionary 0.0%

Hotels & Casinos
Hotel Shilla Co., Ltd.* .........................................................................          32,070         221,650
                                                                                                                      -----------

Consumer Staples 0.8%

Food & Beverage 0.6%
Cheil Jedang Corp. ..............................................................................         100,670       3,270,144
Cheil Jedang Corp. (2nd) ........................................................................          50,335       1,824,236
Nam Yang Dairy Products Co., Ltd. (g) ...........................................................           1,160         110,739
                                                                                                                      -----------
                                                                                                                        5,205,119

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
===============================================================================
                                                   Principal          Market
                                                   Amount (d)         Value ($)
-------------------------------------------------------------------------------

Textiles 0.2%
BYC Co., Ltd. (g) ............................       14,130      573,745
Kolon Industries, Inc. .......................      225,910    1,522,331
Kolon Industries, Inc. (2nd) * ...............       11,295       82,163
                                                              ----------
                                                               2,178,239
                                                              ----------
Health 0.1%

Medical Supply & Specialty 0.0%
Medison Co., Ltd. ............................       20,000      149,460
                                                              ----------
Pharmaceuticals 0.1%
Korea Green Cross Corp. ......................        6,700      143,551
Korea Green Cross Corp. (New) ................        2,852       56,670
                                                              ----------
                                                                 200,221
                                                              ----------

Financial 2.2%

Insurance
Samsung Fire & Marine Insurance Co. (g) ......      53,385   19,370,799
                                                             ----------
Durables 0.4%

Automobiles
Hyundai Motor Co., Ltd. (2nd) ................     153,918    1,555,802
Hyundai Motor Co., Ltd. ......................     170,000    2,056,156
                                                              ----------
                                                              3,611,958
                                                              ----------

Manufacturing 0.4%

Chemicals
LG Chemical Co., Ltd. ........................      134,800    1,857,503
Oriental Chemical Industries Co., Ltd.........      116,380    1,427,729
                                                              ----------
                                                               3,285,232
                                                              ----------
Technology 1.8%

Electronic Components / Distributors
Samsung Display Devices Co. ..................       34,318    1,082,166
Samsung Electro-Mechanics Co., Ltd. ..........      180,000    3,662,203
Samsung Electronics Co., Ltd. ................      198,201   11,044,462
                                                              ----------
                                                              15,788,831
                                                              ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
===============================================================================
                                              Principal      Market
                                              Amount (d)     Value ($)
-------------------------------------------------------------------------------

Construction 0.0%

Building Materials
Tong Yang Cement Co., Ltd.* .............       50,000      183,801
Tong Yang Cement Co., Ltd. (2nd)* .......       26,119       83,491
                                                         ----------
                                                            267,292
                                                         ----------

Transportation 0.2%

Airlines 0.1%
Korean Airlines Co., Ltd. ...............       80,320      926,369
Korean Airlines Co., Ltd. (2nd) .........       20,080      312,259
                                                         ----------
                                                          1,238,628
                                                         ----------

Trucking 0.1%
Global Enterprises Co., Ltd. ............       25,500      409,762
                                                         ----------
Total Preferred Stocks (Cost $25,750,216)                51,927,191
                                                         ----------
Common Stocks 86.2%

Construction 0.1%

Miscellaneous
Dae Ho Construction .....................       84,559    1,241,903
                                                         ----------

Consumer Discretionary 1.7%

Department & Chain Stores 1.0%
Shinsegae Department Store ..............      119,014    8,472,357
                                                         ----------
Hotels & Casinos 0.7%
Hotel Shilla Co., Ltd.* .................      548,391    6,111,658
                                                         ----------

Consumer Staples 4.5%

Consumer Specialties 0.1%
Pacific Corp., Ltd. .....................       20,000      483,801
                                                         ----------
Food & Beverage 2.5%
Cheil Jedang Corp. ......................       83,004    6,532,755
Nam Yang Dairy Products Co., Ltd. (g) ...       43,390    7,422,220
Nhong Shim Co., Ltd. ....................       76,164    4,888,972
Pulmuone Co., Ltd. ......................      118,129    3,418,852
                                                         ----------
                                                         22,262,799
                                                         ----------

Package Goods / Cosmetics 0.1%
Hankook Cosmetics Co. ...................      500,000    1,360,691
                                                         ----------


    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================
                                                                       Market
                                                          Shares      Value ($)
--------------------------------------------------------------------------------
Textiles 1.8%
BYC Co., Ltd. (g) ....................................     52,530     4,628,994
Dae Ha Fashion Co.* ..................................     10,000       266,091
Daehan Synthetic Fiber Company .......................      2,610       189,408
Hankook Synthetics, Inc. (Rights)* (b) ...............     22,052       226,712
Hankook Synthetics, Inc. .............................     48,240     1,792,069
Kolon Industries, Inc. ...............................     43,017       620,634
Tae Kwang Industry Company ...........................     11,760     7,081,400
Vivien Corp. .........................................     25,000     1,088,553
                                                                    ------------
                                                                     15,893,861
                                                                    ------------
Health 2.1%

Medical Supply & Specialty 0.6%
Medison Co., Ltd. ....................................    329,760     5,241,973
                                                                    ------------
Pharmaceuticals 1.5%
Chong Kun Dang Corp. .................................    115,005     2,364,682
Daewoong Pharmaceutical Co. ..........................     54,392     1,299,299
Korea Green Cross Corp. ..............................     31,851     1,485,921
Yuhan Corporation ....................................    178,167     8,050,224
                                                                    ------------
                                                                     13,200,126
                                                                    ------------
Communications 22.6%

Cellular Telephone 22.0%
SK Telecom Co., Ltd. (c) (f) .........................     60,699    82,094,414
SK Telecom Co., Ltd. (Rights)* (b) (f) ...............     13,928     7,321,977
SK Telecom Co., Ltd. (f) .............................      6,549     8,769,719
SK Telecom Co., Ltd. (Rights)* (b) (f) ...............      1,503       770,003
SK Telecom Co., Ltd. (ADR) (f) .......................  5,584,780    94,941,260
                                                                    ------------
                                                                    193,897,373
                                                                    ------------

Telecommunications Equipment 0.6%
LG Information & Communication Ltd. ..................     71,301     5,272,886
                                                                    ------------

Financial 20.1%

Banks 2.1%
Goldbank Co. .........................................     10,000       182,289
Housing & Commercial Bank* ...........................    250,000     7,883,369
Housing & Commercial Bank (GDR)* .....................    189,997     5,908,907



    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================
                                                            Market
                                               Shares      Value ($)
--------------------------------------------------------------------------------

Kookmin Bank ...........................        50,000     1,015,119
Shin Han Bank ..........................       297,597     3,342,342
                                                         -----------
                                                          18,332,026
                                                         -----------
Insurance 16.8%
Daehan Fire & Marine Insurance Co., Ltd.        52,902       722,118
Hyundai Marine & Fire Insurance Co. ....        44,656     1,639,637
LG Insurance Co., Ltd. .................       107,192    10,371,926
Oriental Fire & Marine Insurance Co. ...       140,000     2,618,575
Samsung Fire & Marine Insurance Co. (g)        188,552   132,760,156
                                                         -----------
                                                         148,112,412
                                                         -----------
Other Financial Companies 1.2%
Dongwon Securities Co. .................       230,000     4,232,397
Hyundai Securities .....................        65,542     2,055,442
Samsung Securities .....................        83,706     4,483,604
Samsung Securities (Rights)* (b) .......        23,988       497,375
                                                         -----------
                                                          11,268,818
                                                         -----------
Service Industries 0.9%

Miscellaneous Commercial Services
S1 Corporation (Rights)* (b) ...........         1,347        61,211
S1 Corporation .........................        19,800     3,814,600
SK Global (Rights)* (b) ................        18,104        62,562
SK Global ..............................        59,305       589,207
Samsung Co., Ltd.* .....................       132,785     3,120,304
                                                         -----------
                                                           7,647,884
                                                         -----------
Durables 4.1%

Automobiles 2.1%
Hyundai Motor Co., Ltd. ................       710,660    16,853,233
Yoosung Enterprise Company .............        92,700     1,777,918
                                                         -----------
                                                          18,631,151
                                                         -----------
Tires 2.0%
Hankook Tire Manufacturing Co., Ltd. ...     3,238,132    14,043,562
Woosung Tire Co.* ......................       400,000     3,282,937
                                                         -----------
                                                          17,326,499
                                                         -----------


    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================
                                                            Market
                                               Shares      Value ($)
--------------------------------------------------------------------------------

Manufacturing 4.5%

Chemicals 2.5%
Honam Petrochemical Corp., Ltd. ........       100,000     2,332,613
Korea Chemical Co., Ltd. ...............        91,440     8,215,775
Kumho Chemicals Inc.* ..................       197,040     2,893,892
LG Chemical Co., Ltd. ..................       321,949     8,761,463
Oriental Chemical Industries Co., Ltd. .         8,185       199,410
                                                         -----------
                                                          22,403,153
                                                         -----------
Containers & Paper 0.1%
Dae Young Packaging Co., Ltd.* .........        25,383       151,311
Korea Export Packaging Industries ......        29,214       451,776
                                                         -----------
                                                             603,087
                                                         -----------
Diversified Manufacturing 0.9%
Hyundai Heavy Industries ...............       120,000     5,339,093
Samsung Heavy Industries Co., Ltd.* ....       413,550     2,250,855
                                                         -----------
                                                           7,589,948
                                                         -----------
Electrical Products 0.1%
Century Corp. ..........................       114,086     1,212,318
                                                         -----------
Industrial Specialty 0.3%
Hankuk Glass Industries Co., Ltd. (GDR)*       122,937       673,080
Samsung Radiator Industrial Co. ........        35,440     2,235,093
                                                         -----------
                                                           2,908,173
                                                         -----------
Office Equipment / Supplies 0.3%
Sindo Ricoh Co., Ltd. ..................        51,000     2,731,749
                                                         -----------
Specialty Chemicals 0.3%
Korea Fine Chemical Co. ................        60,000     2,374,082
                                                         -----------
Technology 13.8%

Electronic Components / Distributors
Dae Duck Electronics Co., Ltd. .........       510,880     5,561,199
LG Electronics .........................       100,000     2,764,579
Samsung Display Devices Co. ............       321,246    17,484,664
Samsung Electro-Mechanics Co., Ltd. ....       921,005    31,827,387
Samsung Electronics Co., Ltd. ..........       580,759    63,720,426
                                                         -----------
                                                         121,358,255
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio

=========================================================================================
                                                                               Market
                                                                   Shares      Value ($)
-----------------------------------------------------------------------------------------

Energy 2.2%

Oil & Gas Production
SK Corporation ............................................       524,256    15,082,268
Ssangyong Oil Refining Co. ................................       165,370     4,286,048
                                                                            -----------
                                                                             19,368,316
                                                                            -----------
Metals & Minerals 6.1%

Steel & Metals
Pohang Iron & Steel Co., Ltd. (c) (f) .....................       275,762    33,291,561
Pohang Iron & Steel Co., Ltd. (f) .........................       169,320    20,040,467
                                                                            -----------
                                                                             53,332,028
                                                                            -----------
Construction 1.8%

Building Materials
Asia Cement Manufacturing Co. .............................        30,000       738,661
Keum Kang Co., Ltd. .......................................       234,337    14,778,921
                                                                            -----------
                                                                             15,517,582
                                                                            -----------
Transportation 0.6%

Airlines 0.2%
Korean Air Lines Co., Ltd. ................................        80,000     1,555,076
                                                                            -----------
Marine Transportation 0.4%
Hyundai Merchant Marine Co. ...............................       288,035     3,757,519
                                                                            -----------
Utilities 1.1%

Electric Utilities 0.2%
Korea Electric Power Co. ..................................        50,000     2,077,754
                                                                            -----------
Natural Gas Distribution 0.9%
Daehan City Gas Co. .......................................       126,179     4,251,387
Daesung Industries Co., Ltd. ..............................        61,287     2,276,752
Samchully  Company ........................................        31,504     1,328,206
                                                                            -----------
                                                                              7,856,345
                                                                            -----------
Total Common Stocks (Cost $275,082,933) ...................                 759,403,603
                                                                            -----------
-----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $360,213,148) (a)                881,381,129
                                                                            ===========
-----------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================

--------------------------------------------------------------------------------


    * Non-income producing security.

  (a) The cost for federal income tax purposes was $362,949,399. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $518,431,730. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $537,160,087 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $18,728,357.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $63,864,675 (7.21% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $45,324,953. These securities may also have certain restrictions as to resale (See Note A to the Notes to Financial Statements).

  (c) Certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium of $1,465,367 over the local share price of $113,920,608 for these securities valued by the Valuation Committee was approximately 0.2% of the Fund's net assets at June 30, 1999. The cost of these securities at June 30, 1999 was $21,472,391 (See Notes A and D to the Notes to Financial Statements). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values or other market factors, respectively. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

  (d) Principal amount stated in Korean won unless otherwise noted. U.S.$ represents United States Dollars.

  (e) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

  (f) At June 30, 1999, 28% of the Fund's net assets were invested in SK Telecom Co., Ltd. and Pohang Iron & Steel Co., Ltd.

  (g) Affiliated issuers (See Note F to the Notes to Financial Statements).

  (h) Kasan Electronics is currently in default on the payment of coupon interest.

    The accompanying notes are an integral part of the financial statements.

[LOGO]  The Korea Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities

 June 30, 1999
--------------------------------------------------------------------------------

ASSETS

Investments, at market:
Unaffiliated issuers (identified cost $314,770,271) ..........   $ 716,514,476
Affiliated issuers (identified cost $45,442,877) .............     164,866,653
                                                                 -------------
Total investments, at market (identified cost $360,213,148) ..     881,381,129
Won at market (identified cost $398,713) .....................         398,390

Receivables:
Proceeds from maturities .....................................         977,437
Dividends and interest .......................................       1,379,973
Unrealized appreciation on forward currency exchange contracts      26,530,198
Other assets .................................................           7,841
                                                                 -------------
Total assets .................................................     910,674,968
                                                                 -------------

LIABILITIES

Payables:
Accrued management fee .......................................         687,539
Unrealized depreciation on forward currency exchange contracts      23,018,798
Other payables and accrued expenses ..........................         782,614
Total liabilities ............................................      24,488,951
                                                                 -------------
Net assets, at market value ..................................   $ 886,186,017
                                                                 =============
NET ASSETS

Net assets consist of:
Accumulated distributions in excess of net investment income .   $  (1,234,712)
Net unrealized appreciation (depreciation) on:
Investments ..................................................     521,167,981
Won ..........................................................            (323)
Won related transactions .....................................       3,724,184
Accumulated net realized loss ................................    (167,370,586)
Paid-in capital ..............................................     529,899,473
                                                                 -------------
Net assets, at market value ..................................   $ 886,186,017
                                                                 =============

Net asset value per share ($886,186,017 / 49,999,999 shares of common stock $17.72 issued and outstanding, 200,000,000
  shares authorized, $.01 par value)..........................         $17.72
                                                                 ============

    The accompanying notes are an integral part of the financial statements.

[LOGO]  The Korea Fund, Inc.
Financial Statements

====================================================================================

------------------------------------------------------------------------------------
 Statement of Operations

 Year Ended June 30, 1999
------------------------------------------------------------------------------------

Investment Income

Income:
Dividends -- Unaffiliated issuers ................................   $   3,952,359
Dividends -- Affiliated issuers ..................................         561,924
Interest .........................................................       5,147,983
Korean withholding tax ...........................................      (1,479,337)
                                                                     --------------
                                                                         8,182,929
                                                                     --------------

Expenses:
Management fee ...................................................       4,929,376
Custodian and accounting fees ....................................         777,840
Directors' fees and expenses .....................................         216,137
Legal ............................................................          98,339
Auditing .........................................................         112,492
Reports to shareholders ..........................................         120,095
Services to shareholders .........................................          61,840
Other ............................................................          98,467
                                                                     --------------
                                                                         6,414,586
                                                                     --------------

Net investment income (loss) .....................................       1,768,343
                                                                     --------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) during the period on:
Investments ......................................................     (61,334,315)
Foreign currency related transactions ............................       6,046,152
                                                                     --------------
                                                                       (55,288,163)
                                                                     --------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................     656,302,310
Won ..............................................................      (1,570,744)
Won related transactions .........................................       3,699,341
                                                                     --------------
                                                                       658,430,907
                                                                     --------------
Net gain (loss) on investment transactions .......................     603,142,744
                                                                     -------------
Net increase (decrease) in net assets resulting from operations ..   $ 604,911,087
                                                                     =============


    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Financial Statements

==============================================================================================================

-------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------

                                                                             Years Ended June 30,
Increase (Decrease) in Net Assets                                              1999          1998
-------------------------------------------------------------------------------------------------------------

Operations:
Net investment income (loss) ........................................   $   1,768,343    $   3,651,927
Net realized gain (loss) from investment transactions ...............     (55,288,163)    (136,184,210)
Net unrealized appreciation (depreciation) on investment
   during the period transactions....................................     658,430,907     (247,288,494)
                                                                        -------------    -------------
Net increase (decrease) in net assets resulting from operations .....     604,911,087     (379,820,777)
                                                                        -------------    -------------
Increase (decrease) in net assets ...................................     604,911,087     (379,820,777)
Net assets at beginning of period ...................................     281,274,930      661,095,707
                                                                        -------------    -------------
Net assets at end of period (including accumulated distributions in excess of net investment income of $1,234,712 and
   $31,076,382, respectively)........................................   $ 886,186,017    $ 281,274,930
                                                                        =============    =============
Other Information
Increase (decrease) in Fund Shares
Shares outstanding at beginning of period ...........................      49,999,999       49,999,999
Shares issued to shareholders in reinvestment of distributions ......            --               --
                                                                        -------------    -------------
Net increase (decrease) in Fund shares ..............................            --               --
                                                                        -------------    -------------
Shares outstanding at end of period .................................      49,999,999       49,999,999
                                                                        =============    =============

    The accompanying notes are an integral part of the financial statements.

[LOGO]   The Korea Fund, Inc.
Financial Highlights

========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
------------------------------------------------------------------------------------------------------------------------

                                                                                  Years Ended June 30,
                                                              ----------------------------------------------------------

                                                                1999       1998        1997        1996       1995
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ......................   $  5.63    $ 13.22     $ 18.52     $ 19.89    $ 18.66
                                                              -------    -------     -------     -------    -------
Income from investment operations (a):
Net investment income (loss) ..............................       .04        .07         .07         .02      (.02)
Net realized and unrealized gain (loss) on investment
   transactions ...........................................     12.05     (7.66)      (4.48)       (.97)       2.42
                                                              -------    ------      ------      ------     -------
Total from investment operations ..........................     12.09     (7.59)      (4.41)       (.95)       2.40
                                                              -------    ------      ------      ------     -------
Less distributions:
From net investment income ................................        --         --          --       (.06)         --
From net realized gains on investment transactions ........        --         --       (.60)       (.36)      (.15)
                                                              -------    -------     ------      ------     ------
Total distributions .......................................        --         --       (.60)       (.42)      (.15)
                                                              -------    -------     ------      ------     ------
Antidilution (dilution) resulting from the rights offering
   (1997 and 1995), and reinvestment of distributions for
   shares at market value .................................        --         --       (.29)          --     (1.02)
                                                              -------    -------     ------      -------    ------
Net asset value, end of period ............................   $ 17.72    $  5.63     $ 13.22     $ 18.52    $ 19.89
                                                              =======    =======     =======     =======    =======
Market value, end of period ...............................   $ 14.88    $  6.31     $ 14.75     $ 21.13    $ 19.63
                                                              =======    =======     =======     =======    =======

Total Return

Per share market value (%) ................................    135.64    (57.20)     (26.11)        9.73     (5.43)
Per share net asset value (%) (b) .........................    214.74    (57.41)     (24.40)      (5.09)      13.00

Ratios and Supplemental Data

Net assets, end of period ($ millions) ....................       886        281         661         689        735
Ratio of operating expenses to average net assets (%) .....      1.36       1.38        1.28        1.28       1.32
Ratio of net investment income (loss) to average net
   assets (%) .............................................       .37        .90         .46         .10      (.10)
Portfolio turnover rate (%) ...............................       9.9       24.3        12.9        32.6       10.5


(a)      Based on monthly average of shares outstanding during each period.


(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

[LOGO]    The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on the U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money Market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 1999 the exchange rate for Korean Won was U.S. $.000864 to W 1.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

[LOGO]    The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contra ts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1998 through June 30, 1999, the Fund incurred approximately $2,854,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2000. At June 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $162,828,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2006 ($14,335,000) and June 30, 2007 ($148,493,000), the respective expiration dates, whichever occurs first.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss and forward contracts. As a result, net investment income (loss), net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Subscriptions for New Shares. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

[LOGO]    The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

B. Purchases and Sales of Securities
   ---------------------------------

During the year ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $103,405,093 and $43,303,898, respectively.

C. Related Parties
   ---------------

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such net assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the year ended June 30, 1999, the fee pursuant to such Agreement amounted to $4,929,376 which was equivalent to an annual effective rate of 1.04% of the Fund's average month-end net assets.

Under the Agreement, the Manager pays Daewoo Capital Management Co., Ltd. (the "Korean Adviser") a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375%
of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the year ended June 30, 1999, there were no brokerage commissions on investment transactions paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended June 30, 1999 the amount charged to the Fund by SSC aggregated $15,000, of which $1,250 is unpaid at June 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1999, the amount charged to the Fund by SFAC aggregated $238,953, of which $19,700 is unpaid at June 30, 1999.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the year ended June 30, 1999, Directors' fees and expenses amounted to $216,137.

D. Foreign Investment and Exchange Controls in Korea
   -------------------------------------------------

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for

[LOGO]    The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions can not be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In 1998, the Korean Minister of Finance and Economy and the FSC abolished certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange, with the exception of certain designated public corporations and telecommunication corporations. As of June 30, 1999, two of the Fund's holdings had ownership limits still in place: Pohang Iron & Steel, which had a foreign ownership limit of 30%, and SK Telecom, which had a foreign ownership limit of 33%. Effective July 1, 1999, the foreign ownership limit for SK Telecom, a telecommunication corporation, increased from 33% to 49%.

E. Investing in the Korean Market
   ------------------------------

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political and economic developments.

Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

At June 30, 1999, proceeds from maturities of $977,437 (0.1% of net assets) are due from a company in the process of restructuring its debt. This amount has been valued in good faith by the Valuation Committee of the Board of Directors.

F. Transactions in Securities of Affiliated Issuers
   ------------------------------------------------

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates are as follows:



                                              Purchases           Sales           Dividend          Market
                   Affiliate                   Cost ($)         Cost ($)         Income ($)        Value ($)
     ------------------------------------------------------------------------------------------------------------

     BYC Co., Ltd.                                1,054,290            --            28,692           5,202,739
     Nam Yang Dairy Products Co.                         --            --            28,156           7,532,959
     Samsung Fire & Marine Insurance Co.         14,957,555       269,743           505,076         152,130,955
                                           ---------------- -------------     -------------    ----------------
                                                 16,011,845       269,743           561,924         164,866,653
                                           ================ =============     =============    ================


[LOGO]    The Korea Fund, Inc.
Notes to Financial Statements
================================================================================


G. Commitments
   -----------

As of June 30, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $3,511,400.

                                                                                                       Net Unrealized
                                                                                                        Appreciation
                                                                                  Settlement           (Depreciation)
            Contracts to Deliver                     In Exchange For                 Date                 (U.S.$)
    -------------------------------------  ------------------------------------ ---------------   --------------------

    KRW                  11,735,911,000    USD                     8,553,871        8/4/1999            1,584,712
    KRW                   5,944,875,000    USD                     4,283,051        8/9/1999              852,322
    KRW                   6,255,250,000    USD                     4,359,059       8/11/1999            1,044,270
    KRW                   8,535,181,000    USD                     5,826,062       8/13/1999            1,546,474
    KRW                  37,388,250,000    USD                    25,942,984       8/27/1999            6,345,808
    KRW                   6,255,250,000    USD                     4,319,924       8/31/1999            1,081,846
    KRW                  10,199,400,000    USD                     6,915,434        9/1/1999            1,892,218
    KRW                  23,270,400,000    USD                    18,758,888       2/25/2000            1,245,302
    KRW                  34,905,600,000    USD                    28,374,615       8/25/1999            1,771,013
    KRW                  23,270,400,000    USD                    18,903,656       8/31/1999            1,191,681
    KRW                  17,596,800,000    USD                    14,175,763        9/2/1999            1,019,654
    KRW                  17,625,600,000    USD                    14,153,357        9/3/1999            1,066,719
    KRW                  53,481,600,000    USD                    42,406,673        9/8/1999            3,772,496
    KRW                   7,102,080,000    USD                     5,592,189       3/16/2000              510,281
    KRW                  23,673,600,000    USD                    18,833,413       9/16/1999            1,605,403
    USD                       8,810,744    KRW                11,735,911,000        8/4/1999           (1,327,839)
    USD                       4,419,981    KRW                 5,944,875,000        8/9/1999             (715,392)
    USD                       4,468,036    KRW                 6,255,250,000       8/11/1999             (935,293)
    USD                       5,989,601    KRW                 8,535,181,000       8/13/1999           (1,382,935)
    USD                      26,705,893    KRW                37,388,250,000       8/27/1999           (5,582,899)
    USD                       4,474,428    KRW                 6,255,250,000       8/31/1999             (927,343)
    USD                       7,167,533    KRW                10,199,400,000        9/1/1999           (1,640,118)
    USD                      18,949,837    KRW                23,270,400,000       2/25/2000           (1,054,353)
    USD                      28,611,148    KRW                34,905,600,000       8/25/1999           (1,534,481)
    USD                      19,074,098    KRW                23,270,400,000       8/31/1999           (1,021,238)
    USD                      14,306,341    KRW                17,596,800,000        9/2/1999             (889,076)
    USD                      14,306,494    KRW                17,625,600,000        9/3/1999             (913,582)
    USD                      42,888,212    KRW                53,481,600,000        9/8/1999           (3,290,957)
    USD                      19,060,870    KRW                23,673,600,000       9/16/1999           (1,377,946)
    USD                       5,677,122    KRW                 7,102,080,000       3/16/2000             (425,347)
                                                                                                  ----------------
                                                                                                        3,511,400
                                                                                                  ================

    Currency Abbreviations
    --------------------------------
    KRW      Korean Won
    USD      US Dollar

[LOGO]    The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

H. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

[LOGO]  The Korea Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 11, 1999

[LOGO]  The Korea Fund, Inc.
Tax Information
================================================================================

Due to the nature of its investments, the Fund pays foreign taxes to the Republic of Korea throughout the year. As in prior years, the Fund may make an election under Section 853 of the Internal Revenue Code. This election would allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders would be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund earned income in and paid taxes to the Republic of Korea of $1,479,337 ($.03 per share) during the year ended June 30, 1999.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Korea Fund account, please call 800-426-5523.

[LOGO]   The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent

[LOGO]  The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

[LOGO]  The Korea Fund, Inc.
Officers and Directors
================================================================================

Juris Padegs*
    Chairman of the Board and Director

CHANG HEE KIM
    Vice Chairman of the Board and Director

ROBERT J. CALLANDER
    Director

WILLIAM H. GLEYSTEEN, JR.
    Director

DR. SANG C. LEE
    Director

TAI HO LEE
    Director

WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

SIDNEY M. ROBBINS
    Emeritus Founding Director

NICHOLAS BRATT*
    President

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
    Vice President

KUN-HO HWANG
    Vice President

YOUNG H. KIM
    Vice President

JOHN J. LEE*
    Vice President

ANN M. McCREARY*
    Vice President

DONG WOOK PARK
    Vice President

JOHN MILLETTE*
    Vice President and Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.